Exhibit 99.1
National American University Holdings, Inc. Corporation Declares
Third Quarter 2010 Dividend
Rapid City, South Dakota, January 29, 2010 — National American University Holdings, Inc. (the “Company”) (OTCBB: NAUH), which through its wholly owned subsidiary, owns National American University (“NAU”), a for-profit postsecondary education institution founded in 1941, announced that on January 25, 2010, the Company’s Board of Directors declared a cash dividend in the amount of $0.0275 per share on all shares of the Company’s common stock outstanding and of record as of the close of business on February 20, 2010.
The Board of Directors also declared a cash dividend in the amount of $0.11 per share for each share of the Company’s common stock issuable on an as converted basis of the Class A Stock as of the close of business on February 20, 2010.
These dividends will be payable on or about March 20, 2010. National American University Holdings, Inc., operates on a May 31st fiscal year.
About National American University Holdings, Inc.
National American University Holdings, Inc., through its wholly owned subsidiary, owns National American University. Accredited by the Higher Learning Commission and a member of the North Central Association of Colleges and Schools, National American University has been providing quality career education since 1941. National American University opened its first campus in Rapid City, South Dakota, and the university has grown to multiple locations throughout the central United States.
In 1996, National American University started developing online courses through its distance learning virtual campus, and today offers students the flexibility and convenience to take classes at times and places of their choice to fit their busy lifestyle.
Forward Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding NAUH’s business. Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current beliefs and expectations and involve a number of assumptions. These forward-looking statements include outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to the future financial performance of NAUH; the ability to continue to receive Title IV funds; the growth of the market for NAUH’s services; expansion plans and opportunities; consolidation in the market for NAUH’s services generally; and other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions. These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (1) NAU’s maintenance of Title IV eligibility and Department of Education/Higher Learning Commission accreditation; (2) success in retaining or recruiting, or changes required in, its officers, key employees or directors; (3) the potential liquidity and trading of NAUH’s common stock; (4) adverse tax consequences related to National American University Foundation; (5) NAUH’s revenues and operating performance; (6) changes in overall economic conditions; (7) anticipated business development activities of NAUH; (8) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and (9) other risks referenced from time to time in NAUH’s filings with the Securities and Exchange Commission and those factors listed in the Current Form on Form 8-K filed on November 30, 2009 therein under “ Risk Factors.” NAUH assumes no obligation to update the information contained in this release.
Contacts:
National American University Holdings, Inc.
Contact: Dr. Ronald Shape
605-721-5220
rshape@national.edu
Investor Relations Counsel
The Equity Group Inc.
Adam Prior
212-836-9606
aprior@equityny.com